PIA BBB Bond Fund
Managed Account Completion Shares (MACS)

PIA MBS Bond Fund
Managed Account Completion Shares (MACS)

PIA High Yield (MACS) Fund
Managed Account Completion Shares (MACS)

Each a series of Advisors Series Trust
September 18, 2014

Supplement to the Prospectus and Summary Prospectus each dated March 30, 2014, as supplemented on March 30, 2014 (for the PIA BBB Bond Fund and PIA MBS Bond Fund), and
Statement of Additional Information (“SAI”) dated March 30, 2014

Effective October 1, 2014, Pacific Income Advisers, Inc. (the “Adviser”), investment adviser to the PIA BBB Bond Fund (“BBB Bond Fund”), PIA MBS Bond Fund (“MBS Bond Fund”) and PIA High Yield (MACS) Fund (“High Yield Fund”) (each a “Fund” and together, the “Funds”), has voluntarily agreed to pay each Fund’s operating expenses (excluding acquired fund fees and expenses) in order to limit each Fund’s net annual Fund operating expenses to 0.15% of the Fund’s average daily net assets through at least March 29, 2016.  In connection with this change, effective October 1, 2014, the following modifications are made to the Funds’ Summary Prospectuses, Prospectus and SAI.

MBS Bond Fund

The “Fees and Expenses of the Fund” section on page 1 of MBS Bond Fund’s Summary Prospectus and page 6 of the Funds’ Prospectus is hereby deleted and replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the MBS Bond Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	None
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.22%
Less: Expense Reimbursement	-0.07%
Net Annual Fund Operating Expenses(1)	0.15%
(1)
Pacific Income Advisers, Inc. (the “Adviser”) will not charge a fee for its advisory services to the MBS Bond Fund.  However, investors in the Fund are clients of the Adviser and pay the Adviser an advisory fee to manage their assets, which include assets invested in the Fund.  The Adviser has voluntarily agreed to pay for all operating expenses (excluding acquired fund fees and expenses) incurred by the MBS Bond Fund through at least March 29, 2016 to the extent necessary to limit Net Annual Fund Operating Expenses for the Fund to 0.15% of the Fund’s average daily net assets (the “voluntary expense limitation”).  The voluntary expense limitation may be discontinued at any time after March 29, 2016.  The Adviser may not recoup amounts subject to the voluntary expense limitation in future periods.  The table shows the net expenses of the Fund as 0.15% reflecting the fact that the Fund is used to implement certain fixed-income strategies that are offered to Eligible Investors (as such are defined in the statutory prospectus).  Investors should carefully consider the separate fees charged in connection with investment in the Fund.

Example
This Example is intended to help you compare the cost of investing in the MBS Bond Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the voluntary expense limitation only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$64	$117	$273

High Yield Fund

The “Fees and Expenses of the Fund” section on page 1 of High Yield Fund’s Summary Prospectus and page 11 of the Funds’ Prospectus is hereby deleted and replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	None
Other Expenses(2)	1.13%
Total Annual Fund Operating Expenses	1.13%
Less: Expense Reimbursement	-0.98%
Net Annual Fund Operating Expenses(1)	0.15%
(1)
Pacific Income Advisers, Inc. (the “Adviser”) will not charge a fee for its advisory services to the High Yield Fund.  However, investors in the Fund are clients of the Adviser and pay the Adviser an advisory fee to manage their assets, which include assets invested in the Fund.  The Adviser has voluntarily agreed to pay for all operating expenses (excluding acquired fund fees and expenses) incurred by the High Yield Fund through at least March 29, 2016 to the extent necessary to limit Net Annual Fund Operating Expenses for the Fund to 0.15% of the Fund’s average daily net assets (the “voluntary expense limitation”).  The voluntary expense limitation may be discontinued at any time after March 29, 2016.  The Adviser may not recoup amounts subject to the voluntary expense limitation in future periods.  The table shows the net expenses of the Fund as 0.15% reflecting the fact that the Fund is used to implement certain fixed-income strategies that are offered to Eligible Investors (as such are defined in the statutory prospectus).  Investors should carefully consider the separate fees charged in connection with investment in the Fund.

(2)	Other expenses are based on estimated High Yield Fund expenses for the current fiscal year.

Example
This Example is intended to help you compare the cost of investing in the High Yield Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the voluntary expense limitation only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$15	$262

BBB Bond Fund, MBS Bond Fund and High Yield Fund

The following section is inserted on page 28 of the Funds’ Prospectus before the section entitled “Funds’ Share Price”:

Fund Expenses

Each Fund is responsible for its own operating expenses.  The Adviser has voluntarily agreed, however, to pay expenses of the Funds to ensure that the annual fund operating expenses for the Funds (excluding acquired fund fees and expenses) do not exceed 0.15% of each Fund’s average daily net assets, through at least March 29, 2016.  The Adviser’s voluntary expense limitation for each Fund may be discontinued at any time after March 29, 2016.  Any payment of expenses made by the Adviser may not be recouped by the Adviser in subsequent fiscal years.

BBB Bond Fund, MBS Bond Fund and High Yield Fund

The second paragraph on page 39 of the Funds’ SAI is hereby deleted and replaced with the following:

The Adviser has voluntarily agreed to pay each Fund’s expenses (excluding acquired fund fees and expenses (“AFFE”)) from March 30, 2014 through September 30, 2014 to the extent necessary to permit each Fund to maintain a voluntary expense limitation of 0.00%.  The Adviser has voluntarily agreed to pay each Fund’s expenses (excluding AFFE) from October 1, 2014 through at least March 29, 2016 to the extent necessary to permit each Fund to maintain a voluntary expense limitation of 0.15%.  The Adviser may not recoup expense payments in future periods.  Expense payment obligations are calculated daily and paid monthly, at an annual rate expressed as a percentage of each Fund’s average daily net assets.

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Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.